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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                             ---------------------------

                                       FORM 8-K

                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                             ---------------------------

           Date of Report (Date of earliest event reported): April 17, 1998


                                   PENNZOIL COMPANY
                (Exact name of registrant as specified in its charter)


                                       Delaware
                    (State or other jurisdiction of incorporation)



                   1-5591                               74-1597290
          (Commission File Number)           (IRS Employee Identification No.)

       P. O. Box 2967, Houston, Texas                   77252-2967
  (Address of principal executive offices)             (Zip Code)




         (Registrant's telephone number, including area code): (713) 546-4000

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ITEM 5.   OTHER EVENTS.

          On April 17, 1998, Pennzoil Company (the "Company") amended the Rights Agreement dated as of October 28, 1994 between the Company and Chemical Bank, as Rights Agent (now succeeded by The Chase Manhattan Bank, as successor Rights Agent) to incorporate an exception for certain "Qualifying Offers". A copy of such amendment is filed as Exhibit 4(a) to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits
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DESCRIPTION                                                           PAGE
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
4(a)--    Amendment No. 1 to Rights Agreement dated as of
          April 17, 1998 between Pennzoil Company and The
          Chase Manhattan Bank, as successor Rights Agent.
4(b)--    Rights Agreement dated as of October 28, 1994
          between Pennzoil Company and Chemical Bank, as
          Rights Agent (incorporated by reference to Pennzoil
          Company's Report on Form 8-K dated October 28, 1994
          (SEC File No. 1-5591, Exhibit 1)).
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                                      SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             PENNZOIL COMPANY


Date: April 17, 1998                         By: /s/ DAVID P. ALDERSON, II
                                                 ---------------------------
                                                     David P. Alderson, II
                                                     Group Vice President-
                                                     Finance & Accounting



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